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                                                                   EXHIBIT 10.11

                  AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

          This AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this "Amendment") is
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entered into as of April 1, 2001, by and between THE RIGHT START, INC., a
California corporation (the "TRS") and RIGHTSTART.COM INC., a Delaware
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corporation ("RSC").
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                                   RECITALS

          WHEREAS, TRS and RSC entered into the MANAGEMENT SERVICES AGREEMENT as of July 9, 1999, as amended February 1, 2000 (the "Existing Agreement"; all
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capitalized terms used in this Amendment without definition shall have the meaning assigned to such terms in the Existing Agreement);

          WHEREAS, the February 1, 2000, amendment to the Existing Agreement reduced the rate at which RSC pays TRS for Inventory Supply Services to 102% of certain costs to reflect reduced reliance by RSC on TRS personnel;

          WHEREAS, RSC has subsequently reduced its staffing and increased its reliance on TRS for services under the Existing Agreement;

          WHEREAS, RSC has continued to purchase Common Inventory from TRS on an as needed basis in order to immediately fulfill individual customer orders and TRS has continued to supply such Common Inventory;

          WHEREAS, TRS and RSC would like to amend the Existing Agreement retroactive to February 3, 2001, to change the rate at which RSC pays TRS for Inventory Supply Services from 102% of certain costs back to 105% of such costs;

          WHEREAS, TRS and RSC would also like to amend the Existing Agreement as of the date first noted above to extend the time during which Common Inventory will be supplied as needed to RSC to fulfill orders;

          NOW, THEREFORE, in consideration of these premises, the agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Amendment to Subsection 2(a) of the Existing Agreement.  Subsection
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2(a)(i) and (ii) are hereby deleted in their entirety and the following
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substituted therefor:
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          "Until the Company shall deliver not less than 90 days prior written notice that it no longer will fulfill inventory supply requests, Sub shall purchase Common Inventory and Internet-Only Inventory from the Company and the Company shall supply Common Inventory and Internet-Only Inventory to Sub on an as needed basis in order to permit Sub immediately to fulfill individual customer orders."

     2.   Amendment to Subsection 4(b) of the Existing Agreement.  Subsection
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4(b) is hereby deleted in its entirety and the following substituted therefor:
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          "Inventory Supply Services. In full consideration for the Inventory
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     Supply Services referred to in Section 2(a) above, Sub shall pay the
     Company 105%, multiplied by the sum of (x) the direct cost of the goods supplied to Sub, (y) the inbound freight charges, and (z) all other costs charged to the Company by its suppliers."

     3.   Effect of Amendment; Ratification.  From and after the Effective Date,
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all references in the Existing Agreement to the Agreement shall mean the
Existing Agreement as amended by this Amendment. The terms and provisions set forth in this Amendment shall amend and supersede all inconsistent terms and provisions set forth in the Existing Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Agreement are hereby ratified and confirmed and shall continue in full force and effect.

     4.   Reservation of Rights. This Amendment shall not constitute a waiver of
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any rights or remedies that TRS may have as a result of default by RSC under the
Existing Agreement and all such rights and remedies shall continue unabated.

     5.   Counterparts.  This Amendment may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery via facsimile of an executed counterpart of a signature page of this Amendment shall be effective as delivery of a manually-executed counterpart of this Amendment.

     6.   Governing Law.  This Amendment shall be governed by, and shall be
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construed and enforced in accordance with, the internal laws of the State of
California, without regard to conflicts of laws principles.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.



                                        THE RIGHT START, INC.



                                        By: /s/ Marilyn Platfoot
                                        Name:   Marilyn Platfoot
                                        Its:  Executive Vice President



                                        RIGHTSTART.COM INC.



                                        By: /s/ Raymond P. Springer
                                        Name:   Raymond P. Springer
                                                Executive Vice President

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